UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  June 23, 2010

INDEPENDENT BANK CORPORATION

(Exact name of registrant as

specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant's telephone number,

including area code:

(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On June 23, 2010, Independent Bank Corporation (the "Company") issued a press release announcing the settlement and final results of its offer to exchange newly issued shares of its common stock for outstanding trust preferred securities issued by IBC Capital Finance II (Nasdaq:  IBCPO), IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 8.01 by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibits

99.1	Press Release, dated June 23, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date: June 23, 2010	/s/ Robert N. Shuster
By: Robert N. Shuster
Its: Executive VP and CFO